Exhibit 10.3




                     AMENDED AND RESTATED GUARANTY AGREEMENT

                  UNCONDITIONAL AMENDED AND RESTATED GUARANTY OF PAYMENT (this "Guaranty"), is made as of August 27, 1998 by CARRAMERICA REALTY CORPORATION, a Maryland corporation ("CarrAmerica" or the "Guarantor"), in favor of MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Bank and as Lead Agent for the Banks (the "Lead Agent") for the benefit of the banks (the "Banks") that are from time to time parties to that certain Amended and Restated Revolving Credit Agreement (the "Credit Agreement"), dated of even date herewith among OmniOffices, Inc. (the "Borrower"), the Lead Agent and the Banks.

                  Capitalized terms not otherwise defined in this Guaranty shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

                  WHEREAS, pursuant to the terms of the Credit Agreement, the Borrower has requested that the Banks make a Loan to the Borrower, to be guaranteed by CarrAmerica and to be evidenced by certain Promissory Notes (the "Notes"), each dated as of even date herewith, in the aggregate principal amount of Two Hundred Million Dollars ($200,000,000), payable by the Borrower to the order of the Banks;

                  WHEREAS, this Guaranty is the "Guaranty" referred to in the Credit Agreement;

                  WHEREAS, CarrAmerica is the owner of all of the issued and outstanding nonvoting common stock of the Borrower; and

                  WHEREAS, in order to induce the Lead Agent and the Banks to make the Loan to the Borrower, and to satisfy one of the conditions contained in the Credit Agreement with respect thereto, CarrAmerica has agreed to enter into this Guaranty.

                  NOW THEREFORE, in consideration of the premises and the direct and indirect benefits to be derived from the making of the Loans by the Banks to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, CarrAmerica hereby agrees as follows:

1. CarrAmerica, on behalf of itself and its successors and assigns, hereby irrevocably, absolutely, and unconditionally guarantees the full and punctual payment when due, whether at stated maturity or otherwise, of all obligations of the Borrower now or hereafter existing under the Notes or under any of the other Loan Documents to which the Borrower is a party (such obligations being the "Guaranteed Obligations"), and any and all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred by the Lead Agent in enforcing its rights under this Guaranty.

2. It is agreed that the obligations of CarrAmerica hereunder are primary and this Guaranty shall be enforceable against CarrAmerica and its successors and assigns without the necessity for any suit or proceeding of any kind or nature whatsoever brought by the Lead Agent against the Borrower or its successors or assigns or any other party or against any security for the payment and performance of the Guaranteed Obligations and, to the extent permitted by applicable law, without the necessity of any notice of non-payment or non-observance or of any notice of acceptance of this Guaranty or of any notice or demand to which CarrAmerica might otherwise be entitled (including, without limitation, diligence, presentment, notice of maturity, extension of time, change in nature or form of the Guaranteed Obligations, acceptance of further security, release of further security, imposition or agreement arrived at as to the amount of or the terms of the Guaranteed Obligations, notice of adverse change in the Borrower's financial condition and any other fact which might materially increase the risk to CarrAmerica), all of which CarrAmerica, to the extent permitted by applicable law, hereby expressly waives; and, to the extent permitted by applicable law, CarrAmerica hereby expressly agrees that the validity of this Guaranty and its obligations hereunder shall in no way be terminated, affected, diminished, modified or impaired by reason of the assertion of, or the failure to assert by the Lead Agent against the Borrower or its successors or assigns, any of the rights or remedies reserved to the Lead Agent pursuant to the provisions of the Loan Documents. CarrAmerica hereby agrees that, to the extent permitted by applicable law, any notice or directive given at any time to the Lead Agent which is inconsistent with the waiver in the immediately preceding sentence shall be void and may be ignored by the Lead Agent, and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Lead Agent has specifically agreed otherwise in writing, signed by a duly authorized officer. CarrAmerica specifically acknowledges and agrees that the foregoing waivers are of the essence of this transaction and that, but for this Guaranty and such waivers, the Lead Agent and the Banks would not make the requested Loan to the Borrower.

3. To the extent permitted by applicable law, CarrAmerica hereby waives, covenants and agrees that it will not at any time insist upon, plead or in any manner whatsoever claim or take the benefit or advantage of, any and all appraisal, valuation, stay, extension, marshalling-of-assets or redemption laws, or right of homestead exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect its performance of its obligations under, or the enforcement by the Lead Agent of, this Guaranty. To the extent permitted by applicable law, CarrAmerica further covenants and agrees not to set up or claim any defense, counterclaim, offset, set-off or other objection of any kind to any action, suit or proceeding in law, equity or otherwise, or to any demand or claim that may be instituted or made by the Lead Agent other than the defense of the actual timely payment and performance by the Borrower of the Guaranteed Obligations hereunder. CarrAmerica represents, warrants and agrees that, as of the date hereof, its obligations under this Guaranty are not subject to any counterclaims, offsets or defenses against the Lead Agent of any kind.

4. The provisions of this Guaranty are for the benefit of the Lead Agent on behalf of the Banks and their successors and permitted assigns, and nothing herein contained shall impair as between the Borrower and the Lead Agent the obligations of the Borrower under the Loan Documents.

5. This Guaranty shall be a continuing, unconditional and absolute guaranty and, to the extent permitted by applicable law, the liability of CarrAmerica hereunder shall in no way be terminated, affected, modified, impaired or diminished by reason of the happening, from time to time, of any of the following, although without notice or the further consent of the Guarantor:

                  (a) any assignment, amendment, modification or waiver of or change in any of the terms, covenants, conditions or provisions of any of the Guaranteed Obligations or the Loan Documents or the invalidity or unenforceability of any of the foregoing; or

                  (b) any extension of time that may be granted by the Lead Agent to the Borrower, the Guarantor, or their respective successors or assigns; or

                  (c) any action which the Lead Agent may take or fail to take under or in respect of any of the Loan Documents or by reason of any waiver of, or failure to enforce any of the rights, remedies, powers or privileges available to the Lead Agent under this Guaranty or available to the Lead Agent at law, in equity or otherwise, or any action on the part of the Lead Agent granting indulgence or extension in any form whatsoever; or

                  (d) any sale, exchange, release, or other disposition of any property pledged, mortgaged or conveyed, or any property in which the Lead Agent and/or the Banks have been granted a lien or security interest to secure any indebtedness of the Borrower to the Lead Agent and/or the Banks; or

                  (e) any release of any person or entity who may be liable in any manner for the payment and collection of any amounts owed by the Borrower to the Lead Agent and/or the Banks; or

                  (f) the application of any sums by whomsoever paid or however realized to any amounts owing by the Borrower to the Lead Agent and/or the Banks under the Loan Documents in such manner as the Lead Agent shall determine in its sole discretion; or

                  (g) the Borrower's or the Guarantor's voluntary or involuntary liquidation, dissolution, sale of all or substantially all of their respective assets and liabilities, appointment of a trustee, receiver, liquidator, sequestrator or conservator for all or any part of the Borrower's or guarantor's assets, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment, or the commencement of other similar proceedings affecting the Borrower or any guarantor or any of the assets of any of them, including, without limitation, (i) the release or discharge of the Borrower or the Guarantor from the payment and performance of their respective obligations under any of the Loan Documents by operation of law, or (ii) the impairment, limitation or modification of the liability of the Borrower or any guarantor in bankruptcy, or of any remedy for the enforcement of the Guaranteed Obligations under any of the Loan Documents, or the liability of CarrAmerica under this Guaranty, resulting from the operation of any present or future provisions of the Bankruptcy Code or other present or future federal, state or applicable statute or law or from the decision in any court; or

                  (h) any improper disposition by the Borrower of the proceeds of the Loans, it being acknowledged by CarrAmerica that the Lead Agent shall be entitled to honor any request made by the Borrower for a disbursement of such proceeds and that the Lead Agent shall have no obligation to see the proper disposition by the Borrower of such proceeds.

6. CarrAmerica hereby agrees that if at any time all or any part of any payment at any time received by the Lead Agent from the Borrower under any of the Notes or other Loan Documents or from the Guarantor under or with respect to this Guaranty is or must be rescinded or returned by the Lead Agent for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or CarrAmerica), then the obligations of CarrAmerica hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence notwithstanding such previous receipt by the Lead Agent, and the obligations of CarrAmerica hereunder shall continue to be effective or reinstated, as the case may be, as to such payment, as though such previous payment to the Lead Agent had never been made.

7. Until this Guaranty is terminated pursuant to the terms hereof, CarrAmerica (i) shall have no right of subrogation against the Borrower or any entity comprising same by reason of any payments or acts of performance by the such party in compliance with the obligations of a "Guarantor" hereunder; (ii) hereby waives any right to enforce any remedy which CarrAmerica now or hereafter shall have against the Borrower or any entity comprising same by reason of any one or more payment or acts of performance in compliance with the obligations of the Guarantor hereunder; and (iii) shall subordinate any liability or indebtedness of the Borrower or any entity comprising same now or hereafter held by CarrAmerica to the obligations of the Borrower under the Loan Documents; provided that nothing contained herein shall limit the right of CarrAmerica to receive any amount from the Borrower or any entity comprising the same that is not prohibited by the terms of the Loan Documents.

8. CarrAmerica hereby represents and warrants to the Lead Agent with the knowledge that the Lead Agent is relying upon the same, as follows:

                  (a) as of the date hereof, CarrAmerica is the owner of all of the issued and outstanding nonvoting common stock of the Borrower, and CarrAmerica is familiar with the financial condition of Borrower;

                  (b) based upon such relationship, CarrAmerica has determined that it is in its best interest to enter into this Guaranty;

                  (c) this Guaranty is necessary and convenient to the conduct, promotion and attainment of the business and is in furtherance of the business purposes of CarrAmerica;

                  (d) the benefits to be derived by CarrAmerica from the Borrower's access to funds made possible by the Loan Documents are at least equal to the obligations of CarrAmerica undertaken pursuant to this Guaranty;

                  (e) CarrAmerica is solvent and has full corporate power, and legal right to enter into this Guaranty and to perform its obligations under the terms hereof and (i) CarrAmerica is organized or formed and validly existing under the law of the state of its establishment or formation, (ii) CarrAmerica has complied with all provisions of applicable law in connection with the execution and delivery of this Guaranty, and (iii) the person executing this Guaranty on behalf of CarrAmerica has all the requisite power and authority to execute and deliver this Guaranty; and

                  (f) this Guaranty has been duly executed by CarrAmerica and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms except as enforceability may be limited by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or general principles of equity whether such enforceability is considered in a proceeding in equity or at law.

9. CarrAmerica covenants and agrees that, so long as the Guaranteed Obligations remain outstanding:

                  (a) CarrAmerica shall be in compliance with the financial covenants set forth in Section 5.8 of the Carr Credit Agreement, subject to any applicable grace periods set forth therein;

                  (b) CarrAmerica shall maintain an aggregate investment in the Borrower in an amount not less than One Hundred Thirty Million Dollars ($130,000,000) except with the prior written consent of Banks having at least 66 2/3% of the aggregate amount of the Commitments, or if the Commitments shall have been terminated, holding Notes evidencing at least 66 2/3% of the aggregate unpaid principal amount of the Loans, such consent to be in such Banks' sole discretion;

                  (c) CarrAmerica shall not pledge, transfer, sell or otherwise encumber any or all of the stock of the Borrower; and

                  (d) If at any time during the term of the Credit Agreement, the Carr Credit Agreement shall be terminated, then, CarrAmerica shall nevertheless continue to provide the Lead Agent and the Banks with those financial statements and other reporting requirements set forth in Section 5.1 of the Carr Credit Agreement.

10. CarrAmerica and the Lead Agent acknowledge and agree that this Guaranty is a guaranty of payment and not of collection and enforcement in respect of any obligations which may accrue to the Lead Agent and/or the Banks from the Borrower under the provisions of any Loan Document.

11. Subject to the terms and conditions of the Credit Agreement, and only in conjunction with a transfer permitted thereunder, the Lead Agent may assign any or all of its rights under this Guaranty.

12. CarrAmerica agrees, upon the written request of the Lead Agent, to execute and deliver to the Lead Agent, from time to time, any modification or amendment hereto or any additional instruments or documents reasonably considered necessary by the Lead Agent or its counsel to cause this Guaranty to be, become or remain valid and effective in accordance with its terms or in order to implement more fully the intent of this Guaranty, provided, that, any such modification, amendment, additional instrument or document shall not increase its obligations or diminish its rights hereunder and shall be reasonably satisfactory as to form to CarrAmerica and to its counsel.

13. The representation and warranties of CarrAmerica set forth in this Guaranty shall survive until this Guaranty shall terminate in accordance with the terms hereof.

14. This Guaranty together with the Credit Agreement and the other Loan Documents contains the entire agreement among the parties with respect to the Loans being made to the Borrower simultaneously with the execution and delivery hereof, and supersedes all prior agreements relating to the Loans and may not be modified, amended, supplemented or discharged except by a written agreement signed by CarrAmerica and the Lead Agent.

15. If all or any portion of any provision contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, such provision or portion thereof shall be deemed stricken and severed from this Guaranty and the remaining provisions and portions thereof shall continue in full force and effect.

16. In order for any demand, request or notice to the respective parties hereto to be effective, such demand, request or notice shall be given, in writing, by delivering the same personally or by nationally recognized overnight courier service or by mailing, by certified or registered mail, postage prepaid or by telecopying the same, addressed to such party at the address set forth below or to such other address as may be identified by any party in a written notice to the others. Any such demand, request or notice sent as aforesaid shall be deemed to have been received by the party to whom it is addressed upon delivery, if personally delivered and on the actual receipt thereof, if sent by certified or registered mail or by telecopier, and when transmitted, if sent by telex:

If to the
Borrower:                           1117 Perimeter Center West
                                    Suite 500 East
                                    Atlanta, Georgia 30338
                                    Attention: [              ]
                                    Telecopy: 770-390-9518

If to
CarrAmerica:                        CarrAmerica Realty Corporation
                                    1850 K Street, N.W.
                                    Washington, D.C. 20006
                                    Attention: [              ]
                                    Telecopy: (202)


With Copies of
Notices to the
Borrower or
Guarantor to:                       Hogan & Hartson L.L.P.
                                    555 13th Street, N.W.
                                    Washington, D.C. 20004
                                    Attn: J. Warren Gorrell, Jr., Esq.
                                    Telephone: (202) 637-5600
                                    Telecopy: (202) 637-5910


If to Lead Agent:                   Morgan Guaranty Trust Company
                                    of New York
                                    60 Wall Street
                                    New York, New York
                                    Attn: Richard Dugoff
                                    Telecopy: (212) 648-5249

With Copies to:                     Skadden, Arps, Slate,
                                     Meagher & Flom LLP
                                    919 Third Avenue
                                    New York, New York 10022
                                    Attention:  Martha Feltenstein, Esq.
                                    Telecopy: (212) 735-2000

17. This Guaranty shall be binding upon CarrAmerica and its successors and assigns and shall inure to the benefit of the Lead Agent and its successors and assigns.

18. The failure of the Lead Agent to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Lead Agent, nor excuse CarrAmerica from its obligations hereunder. Any waiver of any such right or remedy to be enforceable against the Lead Agent must be expressly set forth in a writing signed by the Lead Agent.

19. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

                  (b) Any legal action or proceeding with respect to this Guaranty and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, CarrAmerica hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. CarrAmerica irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, with delivery to the address for notices set forth herein. CarrAmerica hereby irrevocably waives any objection which they may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty brought in the courts referred to above and hereby further irrevocably waive and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of the Lead Agent to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against CarrAmerica in any other jurisdiction.

                  (c) CARRAMERICA AND THE LEAD AGENT EACH HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY AND ALL CLAIMS OR CAUSES OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. IT IS HEREBY ACKNOWLEDGED BY THE GUARANTOR THAT THE WAIVER OF A JURY TRIAL IS A MATERIAL INDUCEMENT FOR THE LEAD AGENT TO ACCEPT THIS GUARANTY AND THAT THE LOANS MADE BY THE BANKS ARE MADE IN RELIANCE UPON SUCH WAIVER. THE GUARANTOR FURTHER WARRANT AND REPRESENT THAT SUCH WAIVER HAS BEEN KNOWINGLY AND VOLUNTARILY MADE, FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED BY THE LEAD AGENT IN COURT AS A WRITTEN CONSENT TO A NON-JURY TRIAL.

                  (d) CarrAmerica hereby further covenants and agrees to and with the Lead Agent that it may be joined in any action against the Borrower in connection with the Loan Documents and that recovery may be had against CarrAmerica in such action or in any independent action against CarrAmerica (with respect to the Guaranteed Obligations), without the Lead Agent first pursuing or exhausting any remedy or claim against the Borrower or its successors or assigns.

                  (e) CarrAmerica hereby agrees to pay all expenses (including, without limitation, reasonable attorneys' fees and disbursements) which may be incurred by the Lead Agent in connection with the enforcement of its rights under this Guaranty, whether or not suit is initiated; provided, however, that such expenses shall be paid by the Lead Agent if a final judgment in favor of CarrAmerica is rendered by a court of competent jurisdiction. Moreover, CarrAmerica covenants and agrees to indemnify and save the Lead Agent harmless of and from, and defend it against, all losses, out-of pocket costs and expenses, liabilities, damages or claims arising by reason of the failure of CarrAmerica to perform its obligations hereunder.

20. Subject to the terms of Section 6 hereof, this Guaranty shall terminate and be of no further force or effect upon the full performance and payment of the Guaranteed Obligations hereunder (the "Release Date"). Notwithstanding the foregoing, upon the unanimous consent of the Lead Agent and the Banks, this Guaranty may be released prior to the payment of the Guaranteed Obligations. CarrAmerica acknowledges that the conditions to the release of this Guaranty shall be determined in the sole and absolute discretion of the Banks and may include, but not be limited to, a change to the Applicable Margin with respect to the Loans. Upon termination or release of this Guaranty in accordance with the terms hereof, the Lead Agent promptly shall deliver to CarrAmerica such documents as CarrAmerica or its counsel may reasonably may request in order to evidence such termination.

21. All of the Lead Agent's rights and remedies under each of the Loan Documents or under this Guaranty are intended to be distinct, separate and cumulative and no such right or remedy therein or herein mentioned is intended to be in exclusion of or a waiver of any other right or remedy available to the Lead Agent.

                  IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first set forth above.

                                    GUARANTOR:

                                    CARRAMERICA REALTY CORPORATION,
                                    a Maryland corporation



                                    By:    /s/  Brian K. Fields
                                           -----------------------
                                    Name:  Brian K. Fields
                                    Title: Chief Financial Officer